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                                                                     EXHIBIT 4.1

                      FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of October 27, 2000 by and among DELTA AIR LINES, INC., a corporation organized under the laws of the State of Delaware (the "Company"), the Banks appearing on the signature pages hereof (the "Banks") and BANK OF AMERICA, N.A., successor to NationsBank, N.A. (South), as Agent Bank (the "Agent Bank").

         WHEREAS, the Company, the Banks and the Agent Bank entered into that certain Credit Agreement dated as of May 2, 1997 (the "Credit Agreement") pursuant to which the Banks made certain financial accommodations available to the Company;

         WHEREAS, the Company has requested that the Banks and the Agent Bank amend the Credit Agreement in certain respects; and

         WHEREAS, the Banks and the Agent Bank are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

         SECTION 1.  AMENDMENT TO CREDIT AGREEMENT.

         The Credit Agreement is hereby amended by deleting Section 8.1 thereof in its entirety and substituting in lieu thereof the following:

                  "SECTION 8.1.  LIENS.

                           Create, assume or suffer to exist any
                  mortgage, pledge, encumbrance, lien or charge of any kind (collectively, "Liens") upon any of its property or assets, whether now owned or hereafter acquired, except: (i) Liens where the aggregate indebtedness secured by such Liens at any time does not exceed the sum of (a) the greater of $3,000,000,000 or fifteen percent (15%) of Equity plus (b) the amount outstanding under the obligations described on Schedule I hereof as "Secured"; (ii) liens for taxes not yet due or which are being contested in good faith; (iii) other liens, charges and encumbrances incidental to the conduct of its business or the ownership of its property and assets which were not incurred to secure the repayment of borrowed money or other advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; (iv) liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens, for sums not yet due or already due but the validity of which is being contested in good faith; (v) Liens on property or assets of a Subsidiary to secure obligations of
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                  such Subsidiary to the Company or another
                  Subsidiary; (vi) Liens required by Section 7.6 hereof; and (vii) Liens on aircraft or aircraft engines owned by the Company or any Subsidiary on or before October 27, 2000 or thereafter acquired by the Company or any Subsidiary, in either case to secure the payment of all or any part of the purchase price thereof or to secure any obligation incurred or for which a firm commitment is obtained prior to, at the time of, or after, the acquisition of such property for the purpose of financing all or any part of the purchase price thereof; provided, however, that in the case of this clause (vii), (A) the related indebtedness shall be permitted under
                  Section 8.2 hereof; (B) any such Lien shall attach only to such aircraft and aircraft engines so acquired or to be acquired; (C) the Lien securing such indebtedness shall be created within 180 days of such acquisition; (D) no Default or Event of Default shall then exist or be created thereby; and
                  (E) in the case of any Liens covering aircraft or aircraft engines owned by the Company or any Subsidiary on or before October 27, 2000, the aggregate indebtedness secured thereby shall not at any time exceed $1,500,000,000."

         SECTION 2. EFFECTIVENESS OF AMENDMENT. This First Amendment shall not be effective until the date (the "Amendment Effective Date") the following conditions precedent to effectiveness shall be satisfied:

         (a) (i) this First Amendment shall be executed and delivered by the Company, the Agent Bank and each of the Banks and (ii) delivery of a notice from the Agent Bank to the Banks and the Company that this First Amendment has been fully executed by all parties hereto; and

         (b) the Agent Bank shall have received a certificate from the Treasurer of the Company certifying that, after giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement will be in existence.

         SECTION 3. REPRESENTATIONS AND WARRANTIES.

         (a) In order to induce the Agent Bank and the Banks to enter into this First Amendment, the Company hereby reaffirms each of the representations and warranties of the Company contained in the Credit Agreement as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

         (b) The Company represents and warrants to the Agent Bank and the Banks that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement.

         (c) The execution, delivery and performance of this First Amendment by the Company does not require the consent of any other Person under any document, instrument or agreement to which the Company is a party or under which the Company is bound.


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         SECTION 4. REFERENCES TO THE CREDIT AGREEMENT. Each reference to the
Credit Agreement in the Credit Agreement, the Notes or any of the other instruments, agreements, certificates or other documents executed in connection therewith (collectively, the "Loan Documents"), shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section 12.4 of the Credit Agreement. Further, the Company acknowledges and agrees that all references to "NationsBank, N.A. (South)" in its individual capacity or in its capacity as Agent Bank (and any defined term used to designate "NationsBank, N.A. (South)" in its individual capacity or in its capacity as Agent Bank) contained in the Credit Agreement and the other Loan Documents shall be deemed to be references to "Bank of America, N.A.".

         SECTION 5. EXPENSES OF AGENT BANK. The Company agrees to pay, on demand, all costs and expenses incurred by the Agent Bank in connection with the preparation, negotiation and execution of this First Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Agent Bank's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         SECTION 6. BENEFITS. This First Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES.

         SECTION 8. EFFECT. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied. The entering into this First Amendment by the Agent Bank and the Banks shall not be construed or interpreted as an agreement by the Agent Bank or the Banks to enter into any future amendment or modification of the Credit Agreement or any of the other Loan Documents.

         SECTION 9. COUNTERPARTS; TELECOPIED SIGNATURES. This First Amendment may be executed in any number of counterparts and by different parties to this First Amendment on separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Any signature delivered or transmitted by a party by facsimile transmission shall be deemed to be an original signature hereto.

         SECTION 10. FURTHER ASSURANCES. The Company agrees to take such further actions as the Agent Bank shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.


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         SECTION 11. SECTION TITLES. Section titles and references used in this
First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         SECTION 12. RELEASE OF CLAIMS. To induce the Agent Bank and the Banks to enter into this First Amendment, the Company hereby releases, acquits and forever discharges the Agent Bank and the Banks, and all officers, directors, agents, employees, successors and assigns of the Agent Bank and the Banks, from any and all liabilities, claims, demands, actions or causes or actions of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that the Company now has or ever had against such Persons arising under or in connection with any of the Loan Documents or otherwise.

         SECTION 13. DEFINITIONS. All capitalized terms which are used herein and not otherwise defined herein shall have the meanings given such terms as set forth in the Credit Agreement.


                    [SIGNATURES CONTAINED ON FOLLOWING PAGES]


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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed under seal by their duly authorized officers as of the date above written.

                                 THE COMPANY:

                                 DELTA AIR LINES, INC.



                                 By:
                                    -------------------------------------------
                                    Title:
                                          -------------------------------------


                                 THE AGENT BANK:

                                 BANK OF AMERICA, N.A.



                                 By:
                                    -------------------------------------------
                                    Title:
                                          -------------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGES]


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             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT
            DATED AS OF OCTOBER 27, 2000 WITH DELTA AIR LINES, INC.]


                                 THE BANKS:

                                 BANK OF AMERICA, N.A.



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 THE CHASE MANHATTAN BANK



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 CITIBANK N.A.



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 ROYAL BANK OF CANADA



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------

                                 SUNTRUST BANK



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------

                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGES]


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             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT
            DATED AS OF OCTOBER 27, 2000 WITH DELTA AIR LINES, INC.]


                                 MITSUBISHI BANK AND TRUST



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 WACHOVIA BANK, N.A.


                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 THE BANK OF TOKYO-MITSUBISHI,
                                    LTD., NEW YORK BRANCH



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 CIBC INC.



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 THE INDUSTRIAL BANK OF JAPAN, LTD.



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGES]


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             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT
            DATED AS OF OCTOBER 27, 2000 WITH DELTA AIR LINES, INC.]

                                 THE NORTHERN TRUST COMPANY



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 BANK OF MONTREAL


                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 THE BANK OF NEW YORK



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------

                                 BAYERISCHE HYPO-UND VEREINSBANK AG,
                                   NEW YORK BRANCH



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 THE DAI-ICHI KANGYO BANK,
                                   LIMITED, NEW YORK BRANCH


                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 PNC BANK, N.A.


                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGES]


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             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT
            DATED AS OF OCTOBER 27, 2000 WITH DELTA AIR LINES, INC.]


                                 SANWA BANK,



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 THE TOYO TRUST & BANKING
                                   CO., LTD.



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 CREDIT LYONNAIS, NEW YORK BRANCH



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 THE FUJI BANK, LIMITED



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 KBC BANK NV



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGES]


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             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT
            DATED AS OF OCTOBER 27, 2000 WITH DELTA AIR LINES, INC.]


                                 BANK ONE NA



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 FIRST STAR BANK



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 THE SUMITOMO BANK, LIMITED



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 BANK OF SCOTLAND, NEW YORK



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 BANK HAPOALIM B.M.



                                 By:
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


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